UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 9, 2005

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On November 9, 2005, Gaiam, Inc. issued a press release announcing results for its third quarter and nine months ended September 30, 2005.  A copy of the press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01                                                 Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on November 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Janet Mathews
Janet Mathews
Chief Financial Officer

Date: November 9, 2005

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on November 9, 2005.